Exhibit 10.1


THIS AGREEMENT is made the 20th day of October, 1998.

BETWEEN*

NOSTRAD TELECOMMUNICATIONS INC. a company incorporated in Nevada and having its registered office at 683 Orchard Road, # 14-02103. FORUM, Singapore 238884 ("Nostrad")

of the one part

AND

ASIA LEARNING WORLD PTE LTD being a company duly incorporated pursuant to the laws of Singapore and having Its offices situat ed at 583 Orchard Road, #14-02103, FORUM, Singapore 238884 ("ALW")

of the second part

WHEREAS

A. ALW provides pay Channels to customers in the Asian region.
B. NOSTRAD has expertise In marketing and sales for PAY television channels including advertising sales, cable company contracting, customer care and support services, consumer research systems, delivery platforms and complementary network and technology Integration, and corporate administrative support.

C. ALW has agreed to appoint NO. STRAD as Its exclusive provider of Services in relation to the Channel pursuant to the terms a id conditions contained in this Agreement.

NOW THIS AGREEMENT WITNESSES as follows:

1      DEFINITIONS AND INTERPRETATION

1.1    Definitions

In this agreement including the recitals, unless the context otherwise requires:

Agreement means this agreement including all annexures and Schedules;

Channel means the television channel or channels which are within the Territory which are developed or will be developed by ALW for the purpose of telecasting the Programs.,

Channel Schedule means the schedule of programs for the Channel for each Quarter during the Term prepared by NOSTRAD from time to time;

Clause means a clause of this Agreement;

Commencement Date means the date of this agreement;



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Copyright  Agencies means  copyright  owners  societies,  any performing  rights societies. mechanical rights societies, composers, authors, and music publishers in any country where the Channel is telecast;

Delivery Platform means delivery of Channel and/or educational contents and materials by satellite, MM DS, cable, tape or any other means;

Fees means the fees so paid or payable to NOSTRAD in accordance with this Agreement as set out in Clause 5.1 (a);

Interstitial means the 3 short segments between programs providing for the opportunity to telecast promotions, logos, station Identifications and announcements regarding future Programming, contact telephone numbers or any other promotional or marketing material whether for the benefit of the Channel or otherwise;

Management Fee means the management fee payable by ALW to NOSTRAD in respect of each Quarter being thirty-five per cent (35%) of the total of all Fees excluding costs of Play-Out Facilities and costs of licensing program intellectual property;

Party means each of A W and NOSTRAD and Parties means them collectively;

Play-Out Facilities means the facilities commonly referred to In the pay television industry as play-out and up-link which enable television signals to be telecast, Including the provision o. satellite related services;

Program means a television program related to education or having the purpose of educating Subscribers of customers of Subscribers;

Programming means the services as defined in Clause 3.1 (b);

Related in relation to a corporation or an entity shall have the same meaning as is ascribed to that term under s.50 of the Corporations Act 1989 (M) (Australia);

Quarter means the three (3) calendar months ending 31st March, 30th June, 30th September and 31st December;

Schedule means a schedule attached to and forming part of this Agreement;

Services means the services to be provided by NOSTRAD to ALW as more fully set out in Clause 3;

Subscribers means the customers of ALW who have contracted with ALW to supply them with television vide ) and Information services.,

Technology Integration means adapting and/or merging delivery technologies to suit the delivery needs of the Channel and/or educational contents and materials;

Term means the period set out in Clause 6.1 and the period of any renewal of the Contract under Clause 6.2 or such earlier date on which this Agreement Is terminated in accordance with Clause 7;

Territory means the whole of Asia including all sovereign nations or part thereof within Asia: and

Year means a consecutive period of 365 days or In a leap year a consecutive period of 366 days.



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3

1.2    Interpretation

In this agreement, Including the recitals, unless the context otherwise requires:

(a) a reference to legislation or to a legislative provision includes all regulations, orders, proclamations, notices or other requirements under that legislation or legislative provision. It also Includes any amendments, modifications or re-enactments of that legislation or legislative provision and any legislation or legislative provision substituted for, and any statutory Instrument issued under, that legislation or legislative provision;

(b) a word denoting the singular number Includes the plural number and vice versa;

(c) a word denoting an Individual or person includes a corporation, firm, authority, government or governmental authority and vice verse;

(d) a word denoting a gender Includes all genders;

(e) a reference to a recital, clause, schedule or annexure is to a recital, clause, schedule or annexure of or to this Agreement;

(f) a reference to any deed, agreement, licence, document or other instrument (including this Agreement includes a reference to that deed, agreement, licence, document or other instrument as renewed, extended, novated, varied or substituted from time to time.,

(g) a reference to E, any party to this Agreement or to any other deed, agreement, licence, document or other instrument required under this Agreement or for the purposes of this Agreement includes that party's executors, administrators, substitutes, successors and permitted assigns;

(h) a reference to 'dollar* or "$" is to an amount in the lawful currency of the United States of America;

(i) a reference to a matter being to the knowledge of a person means that the matter is to the best of the knowledge and belief of that person after proper enquiry including enquiry which a reasonable person would be prompted to make by reason of knowledge of a fact; where under o. pursuant to this Agreement or anything done under this Agreement the day on or by which any act, matter or thing is to be done is not a Business Day such act, matter or thing must be done on the immediately preceding Business Day;

(k) where under or pursuant to this Agreement or anything done under this Agreement the (lay on or by which any act, matter or thing is to be done is the 29th, 30th or 31st day of any month, in which such a day does not occur, such act, matter or thing must be done on the last day of that month; references to clauses are references to clauses of this Agreement;

(m) a reference to winding up or bankruptcy includes bankruptcy, winding up, liquidation, dissolution, becoming an 'insolvent under administration (as defined In s.9 of the Corporations Law) and being placed under official management, and to the circumstances and events giving rise to or contributing to such condition or matters; and



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4

1.3    Headings and parts of speech

In this Agreement, including the recitals:

(a)  headings  are  for   convenience  of  reference  only  and  do  not  affect
interpretations: and

(b) where an expression is defined. another part of speech or grammatical form of that expression has a corresponding meaning.

2      APPOINTMENT OF NOSTRAD

2.1 ALW hereby appoints NOSTRAD exclusively to provide it with the Services for the Territory during the Term.

2.2 NOSTRAD shall provide the Services exclusively to ALW within the Territory and to no other party which may be a competitor of ALW unless otherwise agreed by the parties.

3      PROVISION OF NOSTRAD SERVICE

3.1 In consideration of the payment of the Fees and in further consideration of the exclusive agency granted to NOSTRAD under Clause 2, NOSTRAD will provide the following services to ALW:

(a) market development of ALW Channels in the Territory;

(b) development and management of delivery platforms;

(c) development an management of marketing, promotion and distribution of ALW's Channel:, network services and related support for franchising of learning centres by ALW:

(d) development and management of customer/student care and support services;

(e) development and where appropriate management of complementary networks and technology Integration;

(f) marketing and c consumer research systems and procurement of marketing and consumer research;

(g) development and management of advertising, list, marketing and sponsorship for ALW network

(h) development and management of ALW Board and corporate administrative support functions;

(i) development and management of ALW public relations systems

(j) to provide an Annual Sales and Marketing Plan which is approved by ALW, such approval riot to be unreasonably withheld (for the purpose of this sub-Clause, approval shall be deemed to be given by ALW within seven (7) days of receipt of the Annual Sales and Marketing Plan unless otherwise notified to NOSTRAD by notice in writing).

3.2 Notwithstanding anything else contained herein, NOSTRAD shall not be required to contribute to any costs of the Channel, whether of a capital nature or otherwise, unless specifically required herein and ALW shall indemnify NOSTRAD in respect of any amounts so paid or payable by NOSTRAD.

4      RESPONSIBILITIES OF ALW

ALW shall, in consideration of the Services provided by NOSTRAD under this document:

4.1    pay to NOSTRAD all of the Fees in accordance with Clause 5;

4.2 be responsible for all royalty or licence payments in respect of any intellectual property including technology, computer software, commercial film footage, music, talent, research and information database used as part of any ALW Delivery Platform and Technology Integral on, to any Copyright Agency or any other entity; and

4.3 be responsible for all development, sourcing, production, acquisition and licensing of programs for the Channels Including all costs associated with same.

5      FEES


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5.1    In  consideration  of the p rovision  of the  Services,  ALW shall pay to
       NOSTRAD:

(a) all of the costs incurred by NOSTRAD In respect of the provision of the Services as agreed to by the parties; and

(b) Management Fees.

5.2  The Fees shall be pre-estimated on the basis of the following Items:

(a) quarterly costs of development and management of marketing, promotion and distribution of ALW's Channels, and the development and management of advertising, IIA, marketing and sponsorship for ALW network as budgeted by the parties bi-annually;

(b) quarterly costs of development and management of consumer research systems. customer services and related support for franchising of learning centres as budgeted by the parties bi-annually;

(c) quarterly staffing g and overhead costs of NOSTRAD as budgeted by the parties on a bi-annual basis;

(d) quarterly costs elating to any other Services as budgeted by the parties on a bi-annual basis, including:

(i) development and management of Delivery Platforms and where appropriate management of complementary networks and Technology Integration;

(ii) development and support of ALW Board and corporate and administrative functions; and development and management of ALW public relations programs.

5.3    ALW shall pay to NOSTRAD the pre-estimate of Fees calculated under Clause
       5.2 within seven (7) days of the commencement of each Quarter.

5.4 All payments to NOST RAD under this Agreement shall be made by way of a telegraphic transfer In cleared funds to the account of NOSTRAD at a bank nominated by NOSTRAD in writing from time to time.

5.5    Within one (1) week after the end of each Quarter:

(a) NOSTRAD shall provide a statement setting out the actual Fees Incurred by it during the previous Quarter and the Management Fees payable by ALW in respect of that Quarter (Statement);

(b) the Statement shall include, among other things, copies of all relevant invoices which support its claims set out in the Statement; and

(c) wherever required for auditing purposes, NOSTRAD shall provide, within reasonable time, originals of all Invoices which support its claims set out in the Statement.

5.6 Where the total amount owed to NOSTRAD under the Statement (including the Management Fees):

(a) exceeds the amount actually paid to NOSTRAD in respect of the relevant Quarter pursuant to Clause 5.2, then ALW shall pay the balance of the amount owing to NOSTRAD within one (1) week of the date of the Statement; or

(b) Is less than the amount actually paid to NOSTRAD in respect of the relevant Quarter pursuant to Clause 5.2, then the parties shall adjust the balance overpaid to NOSTRAD, against the pre-estimate of Fees payable by ALW pursuant to Clause 5.2 In respect of the next Quarter.

5.7 Without limiting NOSTRAD's legal rights for any breach of these provisions, NOSTRAD shall be entitled to Interest payable on demand at the rate of two per cent (2%) per month or proportionately thereof for any amounts outstanding to it by ALW calculated 30 days after he date due for payment.



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8

8.2 The restriction contained in Clause 8.1 shall continue to apply after the termination of this Agreement without limit In point of time but shall cease to apply to information which may come into the public domain.

8.3 ALW may also obtain during the course of this Agreement, by reason of this Agreement, knowledge of the trade secrets or other confidential information of any related entity to NOSTR AD and ALW hereby agrees that it will at the request of such entity, and at the cost of NOSTRAD, enter Into a direct agreement or undertaking with any such entity whereby it will accept restrictions corresponding with the restrictions contained in this Agreement and the Program as such entity may reasonably require for the protection of Its legitimate business Interests.

9      INTELLECTUAL PROPERTY RIGHTS

Notwithstanding anything else contained in this Agreement, all intellectual properly created by virtue or as a result of this Agreement shall vest In and become the property of ALW unless otherwise agreed to in writing by the parties.

10     GENERAL

10.1 None of the terms or conditions of this Agreement, nor any act, matter or thing done under or by virtue of. or i n connection with, this Agreement will operate as a merger of any of the rights and remedies of NOSTRAD or ALW in or under this Agreement or otherwise. All such rights and remedies of the NOSTRAD and ALW will continue in full force and effect.

10.2 Unless application Is m mandatory by law, no statute, ordinance, proclamation, rule, order, regulation, moratorium or decree of any governmental or other authority, present or future, will apply to this Agreement so as to abrogate, extinguish, impair, diminish, fetter, delay or otherwise prejudicially affect any rights, powers, remedies or discretions given or accruing to NOSTRAD or ALW under this Agreement.

10.3 To the extent permission at law, ALW must Immediately upon demand pay to NOSTRAD an amount equivalent to any moneys paid by NOSTRAD in respect of any liability Imposed on ALW under or by virtue of this Agreement, notwithstanding that any statute. ordinance, proclamation, rule, order, regulation, moratorium or decree of any governmental or other authority, present or future, directly or indirectly, imposes such liability upon NOSTRAD.

10.4 Neither party may assign the benefit of this Agreement to any third party until that party shall first obtain the written consent of the other party which consent shall not be unreasonably withheld and in any event ALW shall remain liable to NOSTRAD for all its obligations hereunder notwithstanding any such assignment.



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                                                                   9

10.5 If any provision of this Agreement is, or at any time becomes, prohibited by, or unlawful under, any applicable law, regulation or other condition actually applied or otherwise becomes void or unenforceable, it will be severed from this Agreement and rendered ineffective so far as Is possible without modifying the remaining provisions of this Agreement and he remaining provisions will, to the extent permitted by the relevant law, regulation or other condition, continue In full force and effect.

10.6 Any prohibited, unlawful void or unenforceable provision will be replaced immediately by an allowable, lawful, effective and enforceable provision which so far as possible achieves the same economic benefit or burden for both parties as the prohibited, unlawful, void or unenforceable provision was intended to achieve.

10.7 All obligations of ALW and NOSTRAD under this Agreement will survive the expiration or termination of this Agreement to the extent required for their full observance and performance.

10.8 Neither this Agreement nor any provision of this Agreement may be amended, modified, waived, discharged or terminated orally.

10.9 No variation, modification or waiver of any provision of this Agreement nor consent to any departure by any party therefrom, shall in any event be of any force or effect unless the same shall ha confirmed In writing, signed by the parties, and then such variation, modification, waiver or consent shall be effective only to the extent for which it may be made or given.

10.10 If there is any defect in the execution of this Agreement by the parties. that party will re-execute or ratify its purported execution. That re-execution or ratification will relate back to the original purported execution by that party.

10.11 This Agreement may be executed In any number of counterparts all of which, when taken together, will constitute one and the same Instrument.

10.12 (a) A notice required or permitted to be given by one party to another under this Agreement must be In writing and is treated as being duly given if it is transmitted by facsimile to that other party's facsimile number.

       (b) A notice given by a party in accordance with this Clause is treated as having been duly giver and received on the day of transmission (if a business day) or, if not a business day, on the next succeeding business day (if given by facsimile and sent to the facsimile receiver number of that party and no intimation having been received that the notice had not been received, whether that information comes from that party or from the operation of facsimile machinery or otherwise).



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                                                                  10

10.13 This Agreement wilt be construed In accordance with the law of the State of Victoria, Australia, and the law c f the State of Victoria. Australia will be the proper law of this Agreement. The parties agree to submit to the non-exclusive jurisdiction of the courts of that State and any courts which may hear appeals therefrom.

10.14 Each party to this Agreement shall do, sign and execute all deeds, schedules, acts, documents and things as may reasonably be required by the other party effectively to carry out and give effect to the terms and intentions of this Agreement.

10.15 (a) All stamp duty on or in respect of this Agreement or the transfer or assignment of any property or in respect of any instrument or transaction contemplated by this Agreement shall be borne and paid by ALW.

       (b) Other than the costs referred to above, each party shall be responsible for its own legal and financial advice relating to this Agreement.

10.16 A waiver by either party of any of the terms and conditions of this Agreement in any one Instance shall not be deemed or construed to be a waiver of such term or condition for the future or of any other or subsequent breach thereof. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be In limitation of any other remedy, right, undertaking, obligation or agreement of either party.

10.17 This Agreement contains the entire understanding of the parties hereto relating to the subject matter herein contained and supersedes all prior understanding and agreements of the parties hereto. Each party acknowledges that no representation, inducement, promise or agreement oral or written with reference to the subject matter hereof have been made other than as expressly set forth herein. It Is expressly agreed that save as otherwise provided herein the contract Is an entire contract and neither party shall be entitled to demand performance until the performance of their own obligations in their entirety.

10.18 This Agreement may only be varied in writing executed by the parties hereto or their assigns.

10.19 References to any statutory enactment or code shall be construed as including references to the enactment or code as amended or modified from time to time and in the event that the enactment or code is repealed shall Include references to any enactment or code which replaces the subject enactment or code and any amendments or modifications thereto from time to time.

10.20 The relationship between the parties hereto is that of principal and independent contractor and nothing herein shall or is intended to create the relationship between or render either party a joint venturer, employee, partner or otherwise of the other party.



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EXECUTED AS AN AGREEMENT

SIGNED FOR AND ON BEHALF of
ASIA LEARNING WORLD PTE LTD
HARRY A. HILL

 representative HARRY A. HILL

in the presence of:


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Witness - signature


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Witness - print name

SIGNED FOR AND ON BEHALF of
NOSTRAD TELECOMMUNICATIONS INC
by its authorised representative LAWRENCE LIM I n the presence of:

LAWRENCE LIM

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Witness - signature

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Witness: - print